UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 24, 2009
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10 West 35th Street	1750 Tysons Boulevard
Chicago, IL 60616	Suite 1300
(312) 567-4000	McLean, VA 22102
(703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information in this report set forth under Item 8.01 is incorporated herein by reference.
Item 8.01 Other Events
Consolidated EBITDA for the three month period ended December 31, 2008 was approximately $15.6 million, and Consolidated EBITDA for the three month period ended December 31, 2007 was approximately $15.2 million. Consolidated EBITDA is defined in the Credit Agreement dated as of August 2, 2004 among the Company, certain of the Company’s subsidiaries, Credit Suisse First Boston (now known as Credit Suisse) and certain other parties. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Consolidated EBITDA Calculations
For the Quarters Ended December 31, 2008 and 2007
(Dollars in thousands)
(Unaudited)

	Quarter Ended December 31,
Calculation of EBITDA	2008	2007
Net loss	(2,540)	$(8,706)
Plus: Interest expense	14,088	13,276
Plus: Income tax expense	4	11
Plus: Depreciation and amortization expense	4,806	5,027

EBITDA	$16,358	$9,608

Calculation of Consolidated EBITDA	2008	2007
EBITDA	$16,358	$9,608
Plus: Non-cash expenses with respect to the stock appreciation rights, phantom stock and long-term incentive plans	(3,829)	2,046
Plus: Non-cash contributions to the ESOP (including Company 401-k match)	2,469	2,335
Plus: Any nonrecurring charges and adjustments by third-party valuation firm that prepares valuation reports in connection with the ESOP	592	1,174
Minus: to the extent included in net income (or net loss), any extraordinary gains and all non-cash items of income	—	—

Consolidated EBITDA	$15,590	$15,163

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Consolidated EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Consolidated EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Consolidated EBITDA may vary from others in its industry. The term Consolidated EBITDA is not defined under U.S. GAAP and Consolidated EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.
Consolidated EBITDA for the twelve month period ended December 31, 2008 was approximately $61.8 million, and Consolidated EBITDA for the twelve month period ended December 30, 2007 was approximately $73.4 million. Year-to-date adjustments to Consolidated EBITDA were primarily the result of costs associated with executive severance and third-party financing. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.

Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Consolidated EBITDA Calculations
For the Twelve Month Periods Ended December 31, 2008 and 2007
(Dollars in thousands)
(Unaudited)

	Twelve Months Ended
	December 31,
Calculation of EBITDA	2008	2007
Net loss	$(19,168)	$(37,364)
Plus: Interest expense	48,193	50,144
Plus: Loss on retirement of debt	—	6,170
Plus: Income tax expense	(20)	12
Plus: Depreciation and amortization expense	20,494	21,196

EBITDA	$49,500	$40,158

Calculation of Consolidated EBITDA	2008	2007
EBITDA	$49,500	$40,158
Plus: Non-cash expenses with respect to the stock appreciation rights, phantom stock and long-term incentive plans	(5,375)	6,793
Plus: Non-cash contributions to the ESOP (including Company 401-k match)	9,915	9,787
Plus: Any nonrecurring charges and adjustments by third-party valuation firm that prepares valuation reports in connection with the ESOP	7,437	19,943
Minus: to the extent included in net income (or net loss), any extraordinary gains and all non-cash items of income	295	(3,320)

Consolidated EBITDA	$61,773	$73,361

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Consolidated EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Consolidated EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Consolidated EBITDA may vary from others in its industry. The term Consolidated EBITDA is not defined under U.S. GAAP and Consolidated EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 24, 2009

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Chief Financial Officer